                                                                   EXHIBIT 10.24

                          SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of March 6, 2002 by and among Superconductor Technologies Inc., a Delaware corporation (the "Company"), and each of the purchasers set forth on the signature pages of this Agreement (the "Investors") with reference to the following facts:

        A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

        B. The Investors desire to purchase, and the Company desires to issue and sell, upon the terms and conditions in this Agreement, (i) an aggregate of 3,714,286 shares (the "Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), at $3.50 per share and (ii) stock purchase warrants in the form attached hereto as Exhibit A (the "Warrants") to purchase up to 557,143 additional shares of Common Stock (the "Warrant Shares").

        D. Each Investor wishes to purchase, upon the terms and conditions in this Agreement, the number of Shares and the number of Warrants set forth immediately next to its name on the signature pages of this Agreement.

        E. Contemporaneous with the execution and delivery of this Agreement, the parties are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

        NOW, THEREFORE, the Company and each of the Investors severally (and not jointly) hereby agree as follows:

        1. Purchase and Sale of Shares and Warrants.


               1.1 Purchase of Shares and Warrants. On the Closing Date (as defined below), the Company shall issue and sell to each Investor, and each Investor severally agrees to purchase from the Company, the number of Shares and Warrants set forth immediately next to such Investor's name on the signature pages to this Agreement.

               1.2 Form of Payment. On the Closing Date, (i) each Investor shall pay the purchase price for the Shares and the Warrants to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Shares and duly executed Warrants which such Investor is purchasing and (ii) the Company shall deliver such certificates and Warrants duly executed on behalf of the Company, to such Investor, against delivery of such Purchase Price.

               1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, the date and time of the issuance and sale of the Shares and the Warrants pursuant to this Agreement (the "Closing Date") shall be 9:00 a.m., Pacific Standard Time, on March 8, 2002 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Guth|Christopher LLP at 10866 Wilshire Blvd. Suite 1250 Los Angeles, California 90024, or at such other location as may be agreed to by the parties.

        2. Investors' Representations, Warranties and Covenants. Each Investor severally (and not jointly) represents, warrants and covenants to the Company solely as to such Investor that:


               2.1 Investment Purpose. As of the date hereof, the Investor is purchasing the Shares, the Warrants and Warrant Shares (collectively the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

               2.2 Accredited Investor Status. The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D. In the normal course of its business, the Investor invests in or purchases securities similar to the Securities and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities.

               2.3 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

               2.4 Information. The Investor and its advisors, if any, have been furnished with all materials (excluding any material nonpublic information) relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor or its advisors. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor's right to rely on the Company's representations and warranties contained in Section 3. The Investor understands that its investment in the Securities involves a significant degree of risk.

               2.5 Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

               2.6 Transfer or Re-sale. The Investor understands that (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the

Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Investor shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2.6 and who is an "accredited investor" (as defined in Rule 501(a) of Regulation D) or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided, however, that upon execution on any such pledge, the pledgee shall be subject to the restrictions on transfer of the Securities contained in this Agreement.

               2.7 Legends. The Investor understands that the Shares and the Warrants and, until such time as the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificates for the Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

        The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for resale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144(k) without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable and customary assurances that such Security can be sold pursuant to Rule 144 and such sale or transfer is effected. The Investor agrees to sell all

Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

               2.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Investor, and this Agreement constitutes, and upon execution and delivery by the Investor of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Investor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar rights affecting or relating to creditors' rights generally and general principles of equity.

               2.9 Residency. The Investor is a resident of the jurisdiction set forth immediately next to such Investor's name on the signature pages hereto.

               2.10 Trading Limitations. The Investor will conduct any sales of Common Stock in compliance with all relevant securities laws and regulations, will not create any daily low trading prices in the Common Stock and will not engage in any "short sales" (as defined in Rule 3b-3 under the Securities Act). The Investor has not engaged in any purchases or sales of Common Stock within the past 30 trading days and will not engage in any such transactions prior to the Closing Date.

        3. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

               3.1 Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Schedule 3.1 sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the holder's rights relating to the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, (iii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iv) the authority or the ability of the Company to perform its obligation under this Agreement, the Registration Rights Agreement or the Warrants. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

               3.2 Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the issuance and reservation for issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar rights affecting or relating to creditors' rights generally and general principles of equity.

               3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 75,000,000 shares of Common Stock, of which 18,581,723 shares are issued and outstanding, 3,669,202 shares are reserved for issuance pursuant to the Company's stock option plans, 7,555,508 shares are reserved for issuance pursuant to securities (other than the Warrants and the Placement Agent Warrants (defined below)) exercisable for, or convertible into or exchangeable for shares of Common Stock, 557,143 shares are reserved for issuance upon exercise of the Warrants and 213,571 shares are reserved for issuance upon exercise of a warrant issuable to Wells Fargo Securities, LLC for services rendered as placement agent in connection with this Agreement (the "Placement Agent Warrant"); and (ii) 2,000,000 shares of preferred stock, of which 34,500 shares of Series E Preferred Stock are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in
Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares, the Warrants or Warrant Shares. The Company has made available to each Investor true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto except for stock options granted under any benefit plan of the Company.

               3.4 Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

               3.5 No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws or (ii) except as set forth on Schedule 3.5, violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Investor owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible or actual violations, if any, the sanctions for which would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement, except as set forth on Schedule 3.5 hereto, and except as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Shares and Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants. Except as disclosed in Schedule 3.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq National Market and does not reasonably anticipate that the Common Stock will be desisted from the Nasdaq National Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might reasonably be expected to give rise to any of the foregoing.

               3.6 SEC Documents; Financial Statements. Since January 1, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor true and complete copies of any SEC Documents, specifically requested by Investor or not filed via the Securities and Exchange Commission's EDGAR database, except for exhibits and incorporated documents, and the Company understands that Investor has secured copies of the remainder of such SEC Documents from the Securities and Exchange Commission's EDGAR database through the world wide web. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Securities and Exchange Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

               3.7 Absence of Certain Changes. Except as disclosed in the SEC Documents, since September 29, 2001, there has been no change or development which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

               3.8 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding or, to the knowledge of the Company and its Subsidiaries, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

               3.9 Intellectual Property. The Company and each of its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intellectual Property") necessary for the conduct of its business as now being conducted and as proposed to be conducted. Except as disclosed in the SEC Documents, neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intellectual Property. Except as set forth on Schedule 3.9, neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intellectual Property. The Company's Intellectual Property is valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied with its contractual obligations relating to the protection of the Intellectual Property used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intellectual Property owned or used by the Company.

               3.10 Environment. (i) There is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

               3.11 Title. The Company and each of its subsidiaries has good title in fee simple to all real property and good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, could not have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

               3.12 Insurance. The Company and its subsidiaries maintain such insurance relating to their business, operations and assets as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

               3.13 No Brokers. The Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby except for Wells Fargo Securities, LLC whose commissions and fees will be paid by the Company.

               3.14 Tax Status. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

               3.15 No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

               3.16 Securities Laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act. The offer, sale and delivery of shares of Common Stock upon exercise of the Warrants will be exempt from the registration requirements of Section 5 of the Securities Act. Assuming the truth and accuracy of the representations and warranties of the Investors set forth in
Section 2 of this Agreement, the Investors will not be statutory underwriters within the meaning of Section 2(a)11 of the Securities Act.

               3.17 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. Except for obtaining the waivers disclosed on Schedule 3.5, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

               3.18 Disclosure. All information relating to or concerning the Company and its subsidiaries set forth in this Agreement or provided to the Investors pursuant to Section 2.4 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their businesses, properties, operations, prospects or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

               3.19 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

               3.20 No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement and the Warrants will not be, an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

        4. Covenants.

               4.1 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

               4.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Investor on or prior to the Closing Date.

               4.3 Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12(g) of the Exchange Act. So long as any Investor beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 for the resale of Common Stock by the Investors. The Company shall issue a press release describing the materials terms of the transaction contemplated hereby within one (1) business of the Closing Date and shall file with the SEC a Current Report on Form 8-K describing the material terms of the transaction contemplated hereby within three (3) business days of the Closing Date, which press release and Form 8-K shall be subject to prior review by the Investors.

               4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares and the Warrants in the manner set forth in Schedule 4.4.

               4.5 Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants (except as a result of the issue of the Warrant Shares upon the exercise of the Warrants) without the consent of the Investors

               4.6 Listing. On the Closing Date, the Company shall have applied for the listing of the Shares and Warrant Shares, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company shall use its best efforts to keep its shares of Common Stock listed in The Nasdaq Stock Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of The Nasdaq Stock Market.

               4.7 Additional Financings. The Company agrees that during the period beginning on the date hereof and ending on the date which is one hundred eighty (180) days following the Closing Date (the "Lock-Up Period"), the Company will not, without the prior written consent of the Investors or their designees, contract with any party to obtain additional financing (an "Additional Financing"). If the Investors consent to such Additional Financing, the Company will not conduct any Additional Financing during the Lock-Up Period unless it shall have first delivered to each Investor, at least ten (10) business days prior to the closing of such Additional Financing, written notice describing the proposed Additional Financing, including the terms and conditions thereof, and providing the Investors and their affiliates an option during the ten (10) business day period following delivery of such notice to purchase any or all of the securities being offered in the Additional Financing on the same terms as contemplated by such Additional Financing. Such option shall be exercised by each applicable Investor giving written notice to the Company within such period of its agreement to buy a specified amount of the offered securities. Closing of such sale shall be contemporaneous with the closing of the offering with investors other than the Investors (or, if there are no other such investors, on a date specified by the Company), provided that the Company shall provide written notice to each applicable Investor at least five (5) business days prior to any such closing. To the extent that the Investors, in the aggregate, elect to purchase more than all of such securities, the amount that each Investor shall be entitled to purchase shall be pro rated based on the Investor's Pro Rata Percentage. "Pro Rata Percentage" shall mean, with respect to any Investor, a percentage computed by dividing the Purchase Price paid hereunder by such Investor by the aggregate Purchase Price paid hereunder by all of the Investors. To the extent that the terms of an Additional Financing are changed in a manner that is at least partially favorable to prospective investors, the Company shall notify the Investors of all changes in such terms and the Investors shall have another ten (10) business day option to purchase on the revised terms and otherwise in accordance with the provisions hereof. The limitations referred to in this Section 4.7 shall not apply to (i) any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities pursuant to widely distributed underwritten public offering, (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or issued pursuant to this Agreement, (iv) the issuance of warrants or shares of Common Stock upon exercise thereof to Wells Fargo Securities, LLC or its assigns at the Closing in consideration of its services to the Company as placement agent for the financing contemplated by this Agreement, (v) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, stock purchase or restricted stock plan for the benefit of the Company's employees, consultants or directors; (vi) the issuance of securities in connection with the settlement of litigation; or (vii) any financing with no equity or equity-linked securities made to the Company by a financial institution engaged in the business of lending money such as a bank, trust company, insurance company or other institutional lender.

               4.8 No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

               4.9 Trading Limitations. Each Investor agrees that it will conduct any sales of Common Stock in compliance with all relevant securities laws and regulations and will not create any daily low trading prices in the Common Stock. Prior to the Closing Date, no Investor has engaged in any purchases or sales of any shares of Common Stock of the Company.

        5. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Shares and Warrants to the Investors at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived in writing by the Company at any time in its sole discretion:

               5.1 All of the Investors shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

               5.2 All of the Investors shall have delivered the Purchase Price in accordance with Section 1.2 above.

               5.3 The representations and warranties of all of the Investors shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and all of the Investors shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing Date.

               5.4 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

        6. Conditions to Each Investor's Obligation to Purchase. The obligation of each Investor hereunder to purchase the Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Investor's sole benefit and may be waived in writing by such Investor at any time in its sole discretion:

               6.1 The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Investor.

               6.2 The Company shall have delivered to such Investor duly executed certificates (in such denominations as the Investor shall request) representing the Shares and duly executed Warrants in accordance with Section
1.2 above.

               6.3 The Shares shall be authorized for quotation on The Nasdaq Stock Market and trading in the Common Stock or The Nasdaq Stock Market generally shall not have been suspended or be under threat of suspension by the SEC or any governing body of The Nasdaq Stock Market.

               6.4 The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate or certificates, executed by the chief executive officer or chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor including, but not limited to, certificates with respect to the Company's Certificate of Incorporation, Bylaws and Board of Directors' resolutions relating to the transactions contemplated hereby.

               6.5 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

               6.6 The Company shall have provided advance notice to The Nasdaq Stock Market of the issuance of the Shares and Warrant Shares if so required by the rules applicable thereto.

               6.7 The Investor shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investor and in substantially the same form as Exhibit C attached hereto.

               6.8 From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

        7. Governing Law; Miscellaneous.


               7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware (without regard to principles of conflict of laws). Both parties irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in Delaware with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Investor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Investor further agrees that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

               7.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page to be physically delivered to the other parties within five (5) days of its execution.

               7.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               7.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               7.5 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investors make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Investors as provided in Section 7.14.

               7.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                      If to the Company:

                             Superconductor Technologies Inc.
                             460 Ward Drive
                             Santa Barbara, California 93111-2310
                             Attention: President and Chief Executive Officer
                             Facsimile: (805) 683-9496
                             Telephone: (805) 690-4500

                      With copy to:

                             Guth|Christopher LLP
                             10866 Wilshire Boulevard
                             Suite 1250
                             Los Angeles, California 90024
                             Attention: Daniel G. Christopher, Esq.
                             Facsimile: (310) 470-8354
                             Telephone: (310) 474-8809

        If to a Investor: To the address set forth immediately next to such Investor's name on the signature pages hereto.

                      With copy to:

                             Wells Fargo Securities, LLC
                             600 California Street
                             San Francisco, CA 94108
                             Attention: Gregory Chow, Vice President
                             Facsimile: (415) 397-2744
                             Telephone: (415) 391-5600

        Each party shall provide notice to the other party of any change in address.

               7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2.6, any Investor may assign its rights hereunder to any person that purchases Securities in a private transaction from a Investor or to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company.

               7.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.


               7.9 Survival. The representations and warranties of the Company and the agreements and covenants of the Company shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Investors; provided that the representations and warranties made to any Investor in Section 3 shall terminate on the earlier of (i) two (2) years from the date of discovery by such Investor of a breach thereof and (ii) three (3) years from the Closing Date. The Company agrees to indemnify and hold harmless each Investor and each of such Investor's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein.

               7.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               7.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. With respect to the Company, "knowledge" shall mean the actual knowledge of the Company's directors, its Chief Executive Officer, Chief Financial Officer, Chief Technology Officer or any Vice President.

               7.12 Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

               7.13 Termination. In the event that the Closing Date shall not have occurred on or before March 15, 2002, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

               7.14 Determinations. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Investors pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon a Investors shall be made by such Investor and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by the Investors pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by Investors (excluding Investors who are affiliates of the Company) that have invested more than fifty percent (50%) of the aggregate Investment Amounts invested by all Investors (excluding Investors who are affiliates of the Company).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                       Signature Page to Securities Purchase Agreement

        IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       "COMPANY"

                                       SUPERCONDUCTOR TECHNOLOGIES INC.


                                       By:
                                          --------------------------------------
                                           M. Peter Thomas
                                           President and Chief Executive Officer



                                       "INVESTORS"


                                [NAMES OMITTED]

               Index of Schedules to Securities Purchase Agreement

      Schedule 3.1......................................List of Subsidiaries
      Schedule 3.3......................................Capitalization
      Schedule 3.5......................................Required Consents
      Schedule 3.9......................................Intellectual Property Matters
      Schedule 4.4......................................Use of Proceeds


                              [Schedules Omitted]